                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 11-K, into the Plan's previously filed Registration Statement File No. 33-56860.




                                                     ARTHUR ANDERSEN LLP


Las Vegas, Nevada
June 25, 1999